UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03712

Prudential Government Income Fund, Inc.

f/k/a Dryden Government Income Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 2/28/2010

Date of reporting period: 2/28/2010

Item 1	–	Reports to Stockholders

ANNUAL REPORT	FEBRUARY 28, 2010

Prudential Government Income Fund, Inc.

(Formerly known as Dryden Government Income Fund, Inc.)

Fund Type Government bond Objective High current return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential Financial, and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

April 15, 2010

Dear Shareholder:

Recently we announced the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments. As a result of this change, each of our funds has been renamed to feature “Prudential” as part of its new name. The name of your fund has changed from the Dryden Government Income Fund to the Prudential Government Income Fund.

While the name of your fund has changed, its investment objectives and portfolio management team remain the same. No action is required on your part. If you participate in an automatic investment plan, your account continues to be invested in the Fund under its new name.

Featuring the Prudential name in our funds creates an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your fund’s annual report, including an analysis of its performance over its fiscal year in addition to other data. If you have questions about your fund or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.prudentialfunds.com.

Sincerely,

Judy A. Rice, President

Prudential Government Income Fund, Inc.

Prudential Government Income Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Prudential Government Income Fund, Inc. is high current return. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares). Gross operating expenses: Class A, 0.95%; Class B, 1.65%; Class C, 1.65%; Class R, 1.40%; Class Z, 0.65%. Net operating expenses apply to: Class A, 0.90%; Class B, 1.65%; Class C, 1.40%; Class R, 1.15%; Class Z, 0.65%, after contractual reduction through 6/30/2011 for Class A and Class R and 6/30/2010 for Class C.

Cumulative Total Returns as of 2/28/10
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	10.25%	26.15%	73.84%	—
Class B	9.54	21.49	62.53	—
Class C	9.69	23.00	65.70	—
Class R	10.09	24.71	N/A	29.57% (5/17/04)
Class Z	10.55	27.75	78.05	—
Barclays Capital Government Bond Index[2]	2.45	29.34	82.47	**
Barclays Capital U.S. Aggregate ex-Credit Index[3]	6.29	30.48	N/A	***
Lipper General U.S. Government Funds Avg.[4]	5.24	23.07	68.55	****

Average Annual Total Returns[5] as of 3/31/10
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	3.30%	3.87%	5.03%	—
Class B	2.36	3.86	4.80	—
Class C	6.51	4.29	5.00	—
Class R	7.90	4.57	N/A	4.48% (5/17/04)
Class Z	8.46	5.08	5.77	—
Barclays Capital Government Bond Index[2]	-0.13	5.19	5.93	**
Barclays Capital U.S. Aggregate ex-Credit Index[3]	4.16	5.47	N/A	***
Lipper General U.S. Government Funds Avg[4]	2.40	4.22	5.09	****

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Distributions and Yields as of 2/28/10
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.28	2.86%
Class B	0.21	2.25
Class C	0.23	2.49
Class R	0.26	2.74
Class Z	0.30	3.25

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns.

2The Barclays Capital Government Bond Index is an unmanaged index of securities issued or backed by the U.S. government, its agencies, and instrumentalities with between one and 30 years remaining to maturity. It gives a broad look at how U.S. government bonds have performed.

3The Barclays Capital U.S. Aggregate ex-Credit Index is an unmanaged index which represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

4 The Lipper General U.S. Government Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General U.S. Government Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. government and agency issues.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Barclays Capital Government Bond Index Closest Month-End to Inception cumulative total return as of 2/28/10 is 34.45% for Class R. Barclays Capital Government Bond Index Closest Month-End to Inception average annual total return as of 3/31/10 is 5.07% for Class R.

***Barclays Capital U.S. Aggregate ex-Credit Index Closest Month-End to Inception cumulative total return as of 2/28/10 is 36.17% for Class R. Barclays Capital U.S. Aggregate ex-Credit Index Closest Month-End to Inception average annual total return as of 3/31/10 is 5.39% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total return as of 2/28/10 is 28.59% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 3/31/10 is 4.29% for Class R.

Prudential Government Income Fund, Inc.	3

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the Barclays Capital Government Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 2/28/10
United States Treasury Bonds, 6.875%, 8/15/25	5.2%
Federal National Mortgage Association, 4.500%, TBA 30 YR	3.1
Federal Home Loan Mortgage Corp., 5.000%, 5/1/34	2.3
United States Treasury STRIPS, P/O, 5.820%, 2/15/23	1.8
United States Treasury Bonds, 6.250%, 8/15/23	1.7

Holdings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Fund’s Class A shares gained 10.25% for the 12-month reporting period ended February 28, 2010, which outperformed the 2.45% gain of the Barclays Capital Government Bond Index (the benchmark index) and the 6.29% gain of the Barclays Capital U.S. Aggregate ex-Credit Index (the style-appropriate benchmark index). The Fund’s Class A shares also outperformed the Lipper General U.S. Government Funds Average, which posted a 5.24% gain for the reporting period.

How is the Fund managed?

Prudential Fixed Income manages the Fund, which normally invests at least 80% of its investable assets in U.S. government securities (including U.S. Treasury bills, notes, bonds, and other debt securities issued by the U.S. Department of the Treasury) and in obligations (including mortgage-related securities) issued or guaranteed by U.S. government agencies or instrumentalities.

Research plays a key role in the Fund’s investment process. Senior investment professionals develop a quarterly market outlook that provides an overall view of the economy, interest rates, and risk levels in the major bond markets. This outlook helps set broad investment strategies for the Fund. Portfolio managers also work closely with research analysts when selecting commercial mortgage-backed securities and other non-government-related debt securities that the Fund can invest in to help diversify its portfolio.

What were conditions like in the U.S. fixed income markets?

When the reporting period began on March 1, 2009, the U.S. economy was still reeling from a protracted credit crisis that had worsened dramatically late in the previous year. Amid these dismal economic conditions, exacerbated by a dearth of lending to consumers and small businesses, the Federal Reserve (the Fed) and the U.S. Department of the Treasury continued to take aggressive steps to stimulate growth and support the financial system. For example, the Fed announced plans in March 2009 to buy up to $300 billion of Treasury securities and increase its purchases of federal agency debt securities and residential mortgage-backed securities guaranteed by Fannie Mae, Freddie Mac, and Ginnie Mae. These purchases were intended to help lower mortgage rates, encourage new mortgage lending, and improve overall conditions in private credit markets.

Another important development occurred in March 2009 when the Fed launched its Term Asset-Backed Securities Loan Facility (TALF), which provided loans at favorable terms to investors to buy high-quality debt securities created by repackaging pools of auto loans, credit cards, or certain other types of loans or leases. Sales of these asset-backed securities help keep credit flowing to businesses and consumers. TALF was

Prudential Government Income Fund, Inc.	5

Strategy and Performance Overview (continued)

expanded to include high-quality commercial mortgage-backed securities whose interest and principal are paid by cash flows from mortgages on properties such as shopping malls and hotels.

TALF helped prices of commercial mortgage-backed securities and asset-backed securities rally sharply. Both sectors finished the reporting period with large double- digit total returns that outperformed the style-appropriate benchmark index. The commercial mortgage-backed sector was the best performing sector, though it still had to contend with rising mortgage delinquencies and falling property values that reflected the overly aggressive loan underwriting standards of recent years. Among commercial mortgage-backed securities, the lower investment-grade rating categories (Baa and single-A) easily outperformed the higher rating categories (Aa and Aaa). This was likely due to improving economic conditions and rock-bottom short-term rates, which encouraged investment in riskier debt securities that provided comparatively attractive yields.

The remaining sectors in the style-appropriate benchmark index—federal agency securities, U.S. Treasury securities, and mortgage-backed securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac—consist of more conservative types of debt securities that did not perform nearly as well in the environment that largely favored riskier bonds. Each managed to score a single-digit gain for the reporting period, supported to some degree by the previously mentioned Fed purchase program. Of the three sectors, only mortgage-backed securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac posted a total return for the reporting period that outperformed the style-appropriate benchmark index. Federal agency debt securities, and to a greater extent, Treasury securities underperformed the style-appropriate benchmark index.

Treasury securities faced strong headwinds. From time to time, their prices declined (and yields rose) as the Treasury Department issued a torrent of new securities to fund a widening federal budget gap. Their prices were also pressured at times by other factors such as concern that resumption of economic growth in the United States during 2009 will eventually boost inflation, which erodes the value of bonds’ fixed interest payments. Yet late in the reporting period, Treasury securities prices edged higher because they provided investors a refuge from a sovereign debt crisis in Greece. When all was said and done, Treasury notes maturing in two, three, or five years posted modest single-digit gains for the reporting period, but notes due in 10 years and bonds due in 30 years posted losses. The slope of the Treasury yield curve became dramatically steeper as the difference between yields on shorter- and longer-term Treasury securities increased.

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The inflation jitters that pressured conventional Treasury securities benefited a related market sector not included in the style-appropriate benchmark index. U.S. Treasury Inflation-Protected Securities (TIPS) scored a double-digit total return, though TIPS erased some of their gains late in the reporting period. This occurred as participants in the market wondered if inflation may be kept in check during 2010 by a strengthening U.S. dollar, the widening federal budget gap, and a weak job market, which tends to limit consumer spending.

How did the Fund’s sector allocation strategy affect its performance?

The Fund continued to invest primarily in the more conservative sectors included in the style-appropriate benchmark index—Treasury securities, federal agency securities, and residential mortgage-backed securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. But in an investment environment that favored riskier types of bonds, a key reason the Fund outperformed the style-appropriate benchmark index was that it had a proportionately larger exposure to the commercial mortgage-backed sector than the style-appropriate benchmark index.

How did the Fund’s security selection strategy affect its performance?

The Fund benefited from various aspects of its security selection strategy. In the commercial mortgage-backed sector, it held intermediate-term debt securities in the Aaa rating category. This strategy worked well for the Fund as that rating category outperformed the style-appropriate benchmark index for the reporting period.

The Fund continued to own shares in the Prudential Investment Portfolios 2—Prudential Core Short-Term Bond Fund (formerly the Dryden Core Investment Fund—Short-Term Bond Series), a portfolio whose shareholders are primarily other funds managed by Prudential Fixed Income. The Short-Term Bond Fund gained in value during the reporting period in the environment that favored riskier types of bonds such as asset-backed securities. Exposure to the Short-Term Bond Fund was another reason the Fund outperformed the style-appropriate benchmark index.

Another positive contributor to the Fund’s performance was its security selection among residential mortgage-backed securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. It favored those with higher coupon rates that mature in 30 years. These debt securities performed relatively well due to a decline in the anticipated rate of prepayments and because of the broad support provided by the Fed’s aggressive purchase program. Additional support came from the Treasury Department, which announced in late 2009 that it would provide unlimited financial backing to Fannie Mae and Freddie Mac for the next three years.

Prudential Government Income Fund, Inc.	7

Strategy and Performance Overview (continued)

The Fund also outperformed the style-appropriate benchmark index because of security selection among Treasury securities. It took advantage of pricing inefficiencies between newly issued conventional Treasury securities and those that had been issued earlier at higher coupon rates. It also took advantage of pricing inefficiencies between TIPS and U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal Securities). STRIPS are made by separating the payment coupon of a Treasury security from its principal portion, which becomes a zero coupon bond. Both are traded as separate securities.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2009, at the beginning of the period, and held through the six-month period ended February 28, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Government Income Fund, Inc.	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Government Income Fund, Inc.		Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,040.70	0.89%	$4.50
	Hypothetical	$1,000.00	$1,020.38	0.89%	$4.46

Class B	Actual	$1,000.00	$1,037.90	1.64%	$8.29
	Hypothetical	$1,000.00	$1,016.66	1.64%	$8.20

Class C	Actual	$1,000.00	$1,038.10	1.39%	$7.02
	Hypothetical	$1,000.00	$1,017.90	1.39%	$6.95

Class R	Actual	$1,000.00	$1,040.50	1.14%	$5.77
	Hypothetical	$1,000.00	$1,019.14	1.14%	$5.71

Class Z	Actual	$1,000.00	$1,042.10	0.64%	$3.24
	Hypothetical	$1,000.00	$1,021.62	0.64%	$3.21

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2010, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of February 28, 2010

Principal Amount (000)#	Description	Value (Note 1)

LONG-TERM INVESTMENTS 83.1%

Asset-Backed Security 0.6%
$3,500	Citibank Credit Card Issuance Trust, Ser. 2007-A8, Class A8, 5.650%, 9/20/19	$3,892,928

Collateralized Mortgage Obligations 5.4%
8,472	Federal Home Loan Mortgage Corp., Ser. 2496, Class PM, 5.500%, 9/15/17	9,116,879
3,571	Ser. 2501, Class MC, 5.500%, 9/15/17	3,825,115
6,650	Ser. 2513, Class HC, 5.000%, 10/15/17	7,135,783
5,500	Ser. 2518, Class PV, 5.500%, 6/15/19	5,868,072
7,123	Federal National Mortgage Association, Ser. 2002-18, Class PC, 5.500%, 4/25/17	7,530,651
3,160	Ser. 2002-57, Class ND, 5.500%, 9/25/17	3,382,379
321	MLCC Mortgage Investors, Inc., Ser. 2003-E, Class A1, 0.539%, 10/25/28 FRN	290,224
1,081	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3, 2.760%, 2/25/34 FRN	932,619

		38,081,722

Commercial Mortgage-Backed Securities 9.3%
10,800	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2004-T16, Class A5, 4.600%, 2/13/46	11,095,269
2,000	Ser. 2006-PW11, Class A4, 5.455%, 3/11/39 FRN	2,076,031
6,000	Ser. 2006-T22, Class A4, 5.463%, 4/12/38 FRN	6,337,569
3,000	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A2, 6.020%, 12/10/49 FRN	3,142,979

See Notes to Financial Statements.

Prudential Government Income Fund, Inc.	11

Portfolio of Investments

as of February 28, 2010 continued

Principal Amount (000)#		Description	Value (Note 1)

Commercial Mortgage-Backed Securities (cont’d.)
$3,100		CWCapital Cobalt, Ser. 2007-C3, Class A3, 5.820%, 5/15/46 FRN	$3,130,006
6,500		Federal Home Loan Mortgage Corp., Ser. K005, Class A2 4.317%, 11/25/19	6,623,488
2,000		Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2, 5.381%, 3/10/39	2,063,410
5,000		Merrill Lynch Mortgage Trust, Ser. 2006-C1, Class ASB, 5.656%, 5/12/39 FRN	5,215,485
5,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-9, Class A2, 5.590%, 9/12/49	5,175,006
3,625		Morgan Stanley Capital I, Ser. 2005-T19, Class AAB, 4.852%, 6/12/47	3,759,587
7,200		Ser. 2006-IQ11, Class A4, 5.771%, 10/15/42 FRN	7,486,123
4,000		Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A4, 5.740%, 5/15/43 FRN	4,163,897
5,000		Ser. 2006-C27, Class A2, 5.624%, 7/15/45	5,164,923

			65,433,773

Corporate Bond 0.3%
2,960		Depfa ACS Bank, 144A, 5.125%, 3/16/37	2,207,689

Mortgage-Backed Securities 39.5%
2,667		Federal Home Loan Mortgage Corp., 2.761%, 5/1/34 FRN	2,739,635
8,000	(e)	4.000%, TBA 30 YR	7,868,752
3,500	(e)	4.500%, TBA 15 YR	3,642,734
25,174		5.000%, 6/1/33 - 5/1/34	26,264,144
6,000	(e)	5.000%, TBA 30 YR	6,236,250
6,254		5.500%, 5/1/37 - 1/1/38	6,620,726
10,000	(e)	5.500%, TBA 15 YR	10,660,941
1,848		6.000%, 8/1/32 - 9/1/34	1,999,362

See Notes to Financial Statements.

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Principal Amount (000)#		Description	Value (Note 1)

Mortgage-Backed Securities (cont’d.)
$1,091		6.500%, 8/1/10 - 9/1/32	$1,188,335
257		7.000%, 8/1/11 - 9/1/32	283,014
140		8.000%, 3/1/22 - 8/1/22	160,804
120		8.500%, 1/1/17 - 9/1/19	133,802
89		9.000%, 1/1/20	96,413
77		11.500%, 10/1/19	85,778
7,462		Federal National Mortgage Association, 2.602%, 7/1/33 FRN	7,644,797
2,481		2.764%, 6/1/34 FRN	2,558,088
2,095		3.148%, 4/1/34 FRN	2,174,142
965		3.669%, 4/1/34 FRN	998,379
4,500	(e)	4.000%, TBA 15 YR	4,593,515
500		4.000%, TBA 30 YR	490,703
890		4.500%, 1/1/20	938,109
21,500	(e)	4.500%, TBA 30 YR	21,768,751
16,807		5.000%, 7/1/18 - 5/1/36	17,720,354
7,000	(e)	5.000%, TBA 30 YR	7,260,316
66,999		5.500%, 8/1/15 - 11/1/36	70,807,350
22,617		6.000%, 11/1/14 - 5/1/36	24,134,885
3,987		6.260%, 3/1/11	4,116,165
14,421		6.500%, 8/1/10 - 10/1/37	15,556,384
5,843		7.000%, 4/1/11 - 2/1/36	6,400,281
107		7.500%, 4/1/10 - 10/1/26	112,981
9		8.500%, 6/1/17 - 3/1/25	10,753
136		9.000%, 4/1/25	157,783
28		9.500%, 1/1/25 - 2/1/25	32,250
8,899		Government National Mortgage Association, 5.000%, 7/15/33 - 4/15/34	9,344,555
4,669		5.500%, 2/15/34 - 2/15/36	4,971,779
5,499		7.000%, 3/15/22 - 2/15/29	6,109,108
665		7.500%, 1/15/23 - 7/15/24	750,605
572		8.500%, 4/15/25	662,287
360		9.500%, 9/15/16 - 8/20/21	405,736

			277,700,746

Municipal Bond 0.2%
1,170		Utah St. Build America Bonds, Ser. D, GO, 4.554%, 7/1/24	1,186,462

See Notes to Financial Statements.

Prudential Government Income Fund, Inc.	13

Portfolio of Investments

as of February 28, 2010 continued

Principal Amount (000)#		Description	Value (Note 1)

Small Business Administration Agency 1.9%
$857		Small Business Administration Participation Certificates, Ser. 1995-20B-1, 8.150%, 2/1/15	$900,115
2,697		Ser. 1995-20L-1, 6.450%, 12/1/15	2,919,210
3,179		Ser. 1996-20H-1, 7.250%, 8/1/16	3,502,926
2,133		Ser. 1996-20K-1, 6.950%, 11/1/16	2,294,676
669		Ser. 1997-20A-1, 7.150%, 1/1/17	737,310
2,742		Ser. 1998-20I-1, 6.000%, 9/1/18	2,964,761

			13,318,998

U.S. Government Agency Securities 8.2%
1,870	(a)	Federal Farm Credit Bank, 4.875%, 1/17/17	2,045,971
3,215		Federal Home Loan Bank, 5.625%, 6/11/21	3,623,389
3,820	(a)	Federal Home Loan Mortgage Corp., 3.750%, 3/27/19	3,818,312
1,310	(a)	5.125%, 11/17/17	1,459,702
8,625	(a)	Federal National Mortgage Association, 5.000%, 5/11/17	9,521,353
2,535	(a)	6.625%, 11/15/30	3,108,255
10,000	(f)	Financing Corp. Principal FICO STRIPS, 4.270%, 5/11/18	7,097,960
5,820	(f)	4.780%, 11/30/17	4,229,860
7,200	(f)	4.780%, 11/30/17	5,232,816
6,510		GMAC, Inc., FDIC Gtd., 1.750%, 10/30/12	6,552,992
1,240		Tennessee Valley Authority, 5.250%, 9/15/39	1,256,987
1,080		5.500%, 6/15/38	1,124,512
1,895		Tennessee Valley Authority, Ser. B, 4.500%, 4/1/18	1,990,108
6,345		Western Corporate Federal Credit Union, U.S. Government. Gtd. 1.750%, 11/2/12	6,396,039

			57,458,256

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Principal Amount (000)#		Description	Value (Note 1)

U.S. Government Treasury Obligations 17.7%
$2,270	(a)	United States Treasury Bonds, 4.375%, 11/15/39	$2,212,542
9,785	(h)	6.250%, 8/15/23	11,949,932
28,000		6.875%, 8/15/25	36,408,737
395		7.125%, 2/15/23	517,512
1,920	(a)	United States Treasury Notes, 0.875%, 1/31/12	1,923,974
9,735	(b)(h)	2.375%, 8/31/14	9,871,894
14,000	(g)	United States Treasury STRIPS, I/O 4.480%, 5/15/23	7,797,846
12,000	(g)	4.610%, 5/15/24	6,277,980
12,000	(g)	4.630%, 8/15/24	6,187,536
9,500	(g)	4.650%, 8/15/25	4,638,271
5,530	(g)	5.690%, 8/15/22	3,217,398
11,000	(g)	6.110%, 11/15/23	5,944,620
12,000	(g)	6.220%, 2/15/24	6,377,748
17,700	(g)	6.630%, 5/15/25	8,749,128
22,110	(f)	United States Treasury STRIPS, P/O 5.820%, 2/15/23	12,526,620

			124,601,738

		Total long-term investments (cost $560,781,943)	583,882,312

SHORT-TERM INVESTMENTS 29.2%

Shares

Affiliated Mutual Funds
12,384,619		Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (cost $121,882,917)(d)	107,993,882
97,590,942		Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $97,590,942; includes $23,592,847 of cash collateral received for securities on loan)(c)(d)	97,590,942

		Total short-term investments (cost $219,473,859)	205,584,824

		Total Investments 112.3% (cost $780,255,802; Note 5)	789,467,136
		Liabilities in excess of other assets(i) (12.3%)	(86,595,901)

		Net Assets 100.0%	$702,871,235

See Notes to Financial Statements.

Prudential Government Income Fund, Inc.	15

Portfolio of Investments

as of February 28, 2010 continued

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

FDIC—Federal Deposit Insurance Corporation

FICO—Financing Corporation

FRN—Floating Rate Note

GO—General Obligation

I/O—Interest Only

P/O—Principal Only

STRIPS—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or portion of security is on loan. The aggregate value of such securities is $23,274,048; cash collateral of $23,592,847 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments. Cash collateral is less than 102% of the value of securities loaned due to significant market increases on February 28, 2010. Collateral was subsequently received on March 1, 2010 and the Fund remained in compliance.
(b)	All or partial principal amount pledged as collateral for futures contracts.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2—Prudential Core Short-Term Bond Fund.
(e)	All or partial principal amount of $53,000,000 represents to-be-announced (“TBA”) securities acquired under mortgage dollar roll agreement.
(f)	Represents zero coupon bond. The rate shown is the effective yield at February 28, 2010.
(g)	The rate shown is the effective yield at February 28, 2010.
(h)	All or portion of security is segregated as collateral for swap contracts.
(i)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts and interest rate swap agreements as follows:

Open futures contracts outstanding at February 28, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
	Long Positions:
423	U.S. 2 Yr. Treasury Notes	Mar. 10	$91,981,221	$92,392,453	$411,232
263	U.S. 5 Yr. Treasury Notes	Mar. 10	30,217,505	30,783,328	565,823
181	U.S. 5 Yr. Treasury Notes	Jun. 10	20,857,035	20,984,688	127,653
56	U.S. 10 Yr. Treasury Notes	Mar. 10	6,654,444	6,658,750	4,306
10	U.S. 10 Yr. Treasury Notes	Jun. 10	1,172,800	1,174,844	2,044
	Short Positions:
57	U.S. 10 Yr. Treasury Notes	Jun. 10	6,684,961	6,696,610	(11,649)
625	U.S. Long Bonds	Jun. 10	72,701,103	73,554,687	(853,584)

					$245,825

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Interest rate swap agreements outstanding at February 28, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG(b)	5/31/14	$12,445	2.513%	3 month LIBOR	$102,509	$—	$102,509
Deutsche Bank AG(a)	8/15/21	8,050	4.828%	3 month LIBOR	(1,375,129)	(271,308)	(1,103,821)

					$(1,272,620)	$(271,308)	$(1,001,312)

LIBOR—London Interbank Offered Rate

(a)	The Fund pays the fixed rate and receives the floating rate.
(b)	The Fund pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Security	$—	$3,892,928	$—
Collateralized Mortgage Obligations	—	38,081,722	—
Commercial Mortgage-Backed Securities	—	65,433,773	—
Corporate Bond	—	2,207,689	—
Mortgage-Backed Securities	—	277,700,746	—
Municipal Bond	—	1,186,462	—
Small Business Administration Agency	—	13,318,998	—
U.S. Government Agency Securities	—	57,458,256	—
U.S. Government Treasury Obligations	—	124,601,738	—
Affiliated Mutual Funds	205,584,824	—	—

	205,584,824	583,882,312	—
Other Financial Instruments*	245,825	(1,001,312)	—

Total	$205,830,649	$582,881,000	$—

See Notes to Financial Statements.

Prudential Government Income Fund, Inc.	17

Portfolio of Investments

as of February 28, 2010 continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial Instruments*
Balance as of 2/28/09	$(1,602,419)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	1,602,419

Balance as of 2/28/10	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2010 were as follows:

Mortgage-Backed Securities	39.5%
Affiliated Mutual Funds (including 3.4% of collateral received for securities on loan)	29.2
U.S. Government Treasury Obligations	17.7
Commercial Mortgage-Backed Securities	9.3
U.S. Government Agency Securities	8.2
Collateralized Mortgage Obligations	5.4
Small Business Administration Agency	1.9
Asset-Backed Security	0.6
Corporate Bond	0.3
Municipal Bond	0.2

112.3
Liabilities in excess of other assets	(12.3)

100.0%

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker—variation margin	$1,111,058	*	Due to broker – variation margin	$865,233	*
Interest rate contracts	—	—		Premium received for swap agreements	271,308
Interest rate contracts	Unrealized appreciation on swap agreements	102,509		Unrealized depreciation on swap agreements	1,103,821

Total		$1,213,567			$2,240,362

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Forward Contracts	Swaps	Purchased Options	Written Options	Total
Foreign exchange contracts	$—	$(199,051)	$—	$(119,158)	$—	$(318,209)
Interest rate contracts	7,348,138	—	116,271	(84,431)	(8,765)	7,371,213

Total	$7,348,138	$(199,051)	$116,271	$(203,589)	$(8,765)	$7,053,004

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Forward Contracts	Swaps	Purchased Options	Written Options	Total
Foreign exchange contracts	$—	$199,051	$—	$119,147	$—	$318,198
Interest rate contracts	(1,134,318)	—	325,421	37,422	(4,207)	(775,682)

Total	$(1,134,318)	$199,051	$325,421	$156,569	$(4,207)	$(457,484)

See Notes to Financial Statements.

Prudential Government Income Fund, Inc.	19

Portfolio of Investments

as of February 28, 2010 continued

For the year ended February 28, 2010, the Fund’s average volume of derivative activities is as follows:

Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)	Interest Rate Swaps (Notional Amount in USD(000))
$91,132,238	$47,387,846	$74,346

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Financial Statements

FEBRUARY 28, 2010	ANNUAL REPORT

Prudential Government Income Fund, Inc.

Statement of Assets and Liabilities

as of February 28, 2010

Assets
Investments at value, including securities on loan of $23,274,048:
Affiliated investments (cost $219,473,859)	$205,584,824
Unaffiliated investments (cost $560,781,943)	583,882,312
Cash	4,620,758
Receivable for investments sold	29,587,041
Dividends and interest receivable	2,556,063
Receivable for Fund shares sold	202,520
Unrealized appreciation on swap agreements	102,509
Receivable for securities lending, net	2,748
Prepaid expenses	8,437

Total assets	826,547,212

Liabilities
Payable for investments purchased	96,536,423
Payable to broker for collateral for securities on loan	23,592,847
Unrealized depreciation on swap agreements	1,103,821
Payable for Fund shares reacquired	826,199
Due to broker-variation margin	350,531
Premium received for swap agreements	271,308
Management fee payable	268,648
Accrued expenses	259,798
Dividends payable	196,112
Distribution fee payable	138,333
Affiliated transfer agent fee payable	85,430
Deferred directors’ fees	46,527

Total liabilities	123,675,977

Net Assets	$702,871,235

Net assets were comprised of:
Common stock, at par	$748,441
Paid-in-capital in excess of par	716,542,800

717,291,241
Distributions in excess of net investment income	(242,639)
Accumulated net realized loss on investment and foreign currency transactions	(22,631,176)
Net unrealized appreciation on investments and foreign currencies	8,453,809

Net assets, February 28, 2010	$702,871,235

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($559,817,505 ÷ 59,601,757 shares of common stock issued and outstanding)	$9.39
Maximum sales charge (4.50% of offering price)	.44

Maximum offering price to public	$9.83

Class B
Net asset value, offering price and redemption price per share ($25,218,856 ÷ 2,680,942 shares of common stock issued and outstanding)	$9.41

Class C
Net asset value, offering price and redemption price per share ($18,374,808 ÷ 1,952,285 shares of common stock issued and outstanding)	$9.41

Class R
Net asset value, offering price and redemption price per share ($3,565,068 ÷ 379,029 shares of common stock issued and outstanding)	$9.41

Class Z
Net asset value, offering price and redemption price per share ($95,894,998 ÷ 10,230,137 shares of common stock issued and outstanding)	$9.37

See Notes to Financial Statements.

Prudential Government Income Fund, Inc.	23

Statement of Operations

Year Ended February 28, 2010

Net Investment Income
Income
Unaffiliated interest income	$26,368,304
Affiliated dividend income	1,842,545
Affiliated income from securities loaned, net	153,066

Total income	28,363,915

Expenses
Management fee	3,552,948
Distribution fee—Class A	1,404,898
Distribution fee—Class B	302,997
Distribution fee—Class C	131,812
Distribution fee—Class R	14,341
Transfer agent’s fees and expenses (including affiliated expense of $493,900) (Note 3)	696,000
Custodian’s fees and expenses	200,000
Directors’ fees	43,000
Reports to shareholders	40,000
Registration fees	30,000
Audit fee	29,000
Legal fees and expenses	29,000
Insurance	20,000
Loan interest expense (Note 7)	14
Miscellaneous	14,008

Total expenses	6,508,018

Net investment income	21,855,897

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated: $(53,703))	3,383,570
Foreign currency transactions	(199,051)
Financial futures transactions	7,348,138
Written options transactions	(8,765)
Swap transactions	116,271

10,640,163

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $16,153,692)	37,705,946
Foreign currencies	199,051
Financial futures contracts	(1,134,318)
Written options	(4,207)
Swaps	325,421

37,091,893

Net gain on investments and foreign currency transactions	47,732,056

Net Increase In Net Assets Resulting From Operations	$69,587,953

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended
	February 28, 2010	February 28, 2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$21,855,897	$26,786,805
Net realized gain on investments and foreign currency transactions	10,640,163	17,316,667
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	37,091,893	(32,052,071)

Net increase in net assets resulting from operations	69,587,953	12,051,401

Dividends from net investment income (Note 1)
Class A	(17,245,620)	(21,538,863)
Class B	(702,109)	(1,249,775)
Class C	(452,032)	(384,773)
Class R	(80,947)	(43,646)
Class Z	(3,251,395)	(4,053,266)

	(21,732,103)	(27,270,323)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	96,219,243	146,279,618
Net asset value of shares issued in reinvestment of dividends	18,238,340	22,225,220
Cost of shares reacquired	(182,621,714)	(250,209,255)

Net decrease in net assets from Fund share transactions	(68,164,131)	(81,704,417)

Total decrease	(20,308,281)	(96,923,339)

Net Assets
Beginning of year	723,179,516	820,102,855

End of year	$702,871,235	$723,179,516

See Notes to Financial Statements.

Prudential Government Income Fund, Inc.	25

Notes to Financial Statements

Prudential Government Income Fund, Inc., (the “Fund”), (formerly Dryden Government Income Fund, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund’s investment objective is to seek high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sales price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price.

Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Directors. Prices may be obtained from independent pricing services which use information

26	Visit our website at www.prudentialfunds.com

provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer).

Options on securities and indices traded on an exchange are valued on their last sales price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price.

Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair value of securities some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Prudential Government Income Fund, Inc.	27

Notes to Financial Statements

continued

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily

28	Visit our website at www.prudentialfunds.com

basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The Fund entered into financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates and to manage yield curve duration. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options contracts against default.

Prudential Government Income Fund, Inc.	29

Notes to Financial Statements

continued

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange

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the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market risk and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of February 28, 2010, the Fund has not met conditions under such agreements that give the counterparty the right to call for an early termination.

Prudential Government Income Fund, Inc.	31

Notes to Financial Statements

continued

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if

32	Visit our website at www.prudentialfunds.com

any, are made annually. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, and are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst distributions in excess of net income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Federal Income Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of ..50% of the Fund’s average daily net assets up to and including $1 billion, .45% of the Fund’s average daily net assets of the next $1 billion, .35% of the Fund’s average daily net assets of the next $1 billion, and .30% of the average daily net assets of the Fund in excess of $3 billion. The effective management fee rate was .50% of the Fund’s average daily net assets for the year ended February 28, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to

Prudential Government Income Fund, Inc.	33

Notes to Financial Statements

continued

plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. For the year ended February 28, 2010, PIMS contractually agreed to limit such fees to .25%, .75% and .50% of the average daily net assets of the Class A, Class C and Class R shares, respectively.

PIMS has advised the Fund that it has received $188,550 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2010. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2010, it received $60, $43,557 and $7,688 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees related to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”), affiliates of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. For the year ended

34	Visit our website at www.prudentialfunds.com

February 28, 2010, the Fund incurred approximately $187,600 in total networking fees, of which approximately $43,600 was paid to First Clearing and $28,300 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent fees and expenses in the Statement of Operations.

PIM is the Fund’s security lending agent. For the year ended February 28, 2010, PIM has been compensated approximately $62,900 for these services.

The Fund invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund, both series of the Prudential Investment Portfolios 2. The mutual funds are registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2010, aggregated $6,268,129,337 and $6,383,175,263, respectively.

Transactions in options written during the year ended February 28, 2010, were as follows:

	Notional Amount	Premiums Received
Options outstanding at February 28, 2009	46,000	$10,676
Options written	32,665,000	1,403,850
Options terminated in closing purchase transactions	(32,711,000)	(1,414,526)
Options expired	—	—

Options outstanding at February 28, 2010	—	$—

The average balance of dollar rolls outstanding during the year ended February 28, 2010 was approximately $96,137,000. The amount of dollar rolls outstanding at February 28, 2010 was $54,437,506 (Principal $53,000,000), which was 7.7% of net assets.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distribution in excess of net investment income, accumulated net realized loss on investment and

Prudential Government Income Fund, Inc.	35

Notes to Financial Statements

continued

foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distribution in excess of net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in-capital in excess of par. For the year ended February 28, 2010, the adjustments were to decrease distributions in excess of net investment income by $376,474, decrease accumulated net realized loss on investment and foreign currency transactions by $375,069 and to decrease paid-in-capital in excess of par by $751,543, due to differences in the treatment for book and tax purposes of accreting market discount and premium amortization, paydown gains (losses), swaps, certain transactions involving foreign securities and currencies and overdistributions of investment income. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended February 28, 2010 and February 29, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $21,732,103 and $27,270,323 from ordinary income, respectively.

At February 28, 2010, the Fund did not have any accumulated undistributed earnings on a tax basis.

As of February 28, 2010, the Fund had a capital loss carryforward for tax purposes of approximately $21,176,000, of which $4,801,000 expires in 2013, $1,845,000 expires in 2014 and $14,530,000 expires in 2015. The Fund utilized approximately $10,159,000 of its capital loss carryforward to offset net taxable gains realized in the year ended February 28, 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$781,466,741	$23,871,809	$(15,871,414)	$8,000,395	$(1,001,312)	$6,999,083

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and difference in the treatment of accreting market discount and premium amortization for book and tax purposes. Other cost basis adjustments are attributable to depreciation on swaps.

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Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50% and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares purchased are subject to a CDSC of 1% for 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

There are 2.5 billion shares of common stock, $.01 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 500,000,000 authorized shares.

Class A	Shares	Amount
Year ended February 28, 2010:
Shares sold	4,661,169	$42,394,233
Shares issued in reinvestment of dividends	1,540,412	14,086,262
Shares reacquired	(11,876,153)	(107,877,317)

Net increase (decrease) in shares outstanding before conversion	(5,674,572)	(51,396,822)
Shares issued upon conversion from Class B	1,167,294	10,467,186

Net increase (decrease) in shares outstanding	(4,507,278)	$(40,929,636)

Year ended February 28, 2009:
Shares sold	9,142,176	$79,938,040
Shares issued in reinvestment of dividends	1,926,901	16,866,936
Shares reacquired	(20,500,679)	(179,188,043)

Net increase (decrease) in shares outstanding before conversion	(9,431,602)	(82,383,067)
Shares issued upon conversion from Class B	1,387,753	12,183,283

Net increase (decrease) in shares outstanding	(8,043,849)	$(70,199,784)

Prudential Government Income Fund, Inc.	37

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended February 28, 2010:
Shares sold	508,983	$4,640,976
Shares issued in reinvestment of dividends	59,963	547,923
Shares reacquired	(1,059,466)	(9,673,302)

Net increase (decrease) in shares outstanding before conversion	(490,520)	(4,484,403)
Shares reacquired upon conversion into Class A	(1,164,907)	(10,467,186)

Net increase (decrease) in shares outstanding	(1,655,427)	$(14,951,589)

Year ended February 28, 2009:
Shares sold	1,153,288	$10,111,327
Shares issued in reinvestment of dividends	114,898	1,007,447
Shares reacquired	(1,702,015)	(14,869,440)

Net increase (decrease) in shares outstanding before conversion	(433,829)	(3,750,666)
Shares reacquired upon conversion into Class A	(1,384,875)	(12,183,283)

Net increase (decrease) in shares outstanding	(1,818,704)	$(15,933,949)

Class C
Year ended February 28, 2010:
Shares sold	840,472	$7,703,509
Shares issued in reinvestment of dividends	35,598	326,401
Shares reacquired	(889,660)	(8,108,537)

Net increase (decrease) in shares outstanding	(13,590)	$(78,627)

Year ended February 28, 2009:
Shares sold	1,417,380	$12,401,598
Shares issued in reinvestment of dividends	30,379	266,366
Shares reacquired	(659,325)	(5,775,523)

Net increase (decrease) in shares outstanding	788,434	$6,892,441

Class R
Year ended February 28, 2010:
Shares sold	324,247	$2,964,961
Shares issued in reinvestment of dividends	7,938	72,905
Shares reacquired	(183,867)	(1,682,798)

Net increase (decrease) in shares outstanding	148,318	$1,355,068

Year ended February 28, 2009:
Shares sold	227,533	$2,001,781
Shares issued in reinvestment of dividends	4,094	35,843
Shares reacquired	(88,326)	(773,268)

Net increase (decrease) in shares outstanding	143,301	$1,264,356

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Class Z	Shares	Amount
Year ended February 28, 2010:
Shares sold	4,261,513	$38,515,564
Shares issued in reinvestment of dividends	352,002	3,204,849
Shares reacquired	(6,127,358)	(55,279,760)

Net increase (decrease) in shares outstanding	(1,513,843)	$(13,559,347)

Year ended February 28, 2009:
Shares sold	4,794,653	$41,826,872
Shares issued in reinvestment of dividends	463,413	4,048,628
Shares reacquired	(5,686,934)	(49,602,981)

Net increase (decrease) in shares outstanding	(428,868)	$(3,727,481)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended February 28, 2010. The average daily balance for the 1 day the Fund had loans outstanding during the period was approximately $440,000 at a weighted average interest rate of 1.20%.

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and

Prudential Government Income Fund, Inc.	39

Notes to Financial Statements

continued

settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements are issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Financial Highlights

FEBRUARY 28, 2010	ANNUAL REPORT

Prudential Government Income Fund, Inc.

Financial Highlights

Class A
Year Ended February 28, 2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.78

Income from investment operations:
Net investment income	.28
Net realized and unrealized gain (loss) on investment transactions	.61

Total from investment operations	.89

Less Dividends:
Dividends from net investment income	(.28)

Net asset value, end of year	$9.39

Total Return(a):	10.25%
Ratios/Supplemental Data:
Net assets, end of year (000)	$559,817
Average net assets (000)	$561,947
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(b)	.90%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	3.09%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	971%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

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Class A
Year Ended February 28/29,
2009	2008	2007	2006

$8.94	$8.83	$8.88	$9.04

.30	.36	.37	.34
(.15)	.12	(.02)	(.13)

.15	.48	.35	.21

(.31)	(.37)	(.40)	(.37)

$8.78	$8.94	$8.83	$8.88

1.73%	5.60%	4.03%	2.33%

$562,826	$645,050	$733,190	$789,162
$608,533	$659,266	$745,577	$811,520

.94%	.98%	.98%	.97%
.69%	.73%	.73%	.72%
3.48%	4.15%	4.24%	3.78%

2,216%	2,676%	837%	597%

See Notes to Financial Statements.

Prudential Government Income Fund, Inc.	43

Financial Highlights

continued

Class B
Year Ended February 28, 2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.79

Income from investment operations:
Net investment income	.20
Net realized and unrealized gain (loss) on investment transactions	.63

Total from investment operations	.83

Less Dividends:
Dividends from net investment income	(.21)

Net asset value, end of year	$9.41

Total Return(a):	9.54%
Ratios/Supplemental Data:
Net assets, end of year (000)	$25,219
Average net assets (000)	$30,299
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	1.65%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	2.33%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended February 28/29,
2009	2008	2007	2006

$8.95	$8.84	$8.89	$9.06

.23	.30	.30	.27
(.15)	.12	(.02)	(.14)

.08	.42	.28	.13

(.24)	(.31)	(.33)	(.30)

$8.79	$8.95	$8.84	$8.89

.98%	4.81%	3.25%	1.46%

$38,126	$55,104	$64,920	$89,585
$44,738	$57,319	$73,818	$105,681

1.69%	1.73%	1.73%	1.72%
.69%	.73%	.73%	.72%
2.73%	3.40%	3.50%	3.02%

See Notes to Financial Statements.

Prudential Government Income Fund, Inc.	45

Financial Highlights

continued

Class C
Year Ended February 28, 2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.80

Income from investment operations:
Net investment income	.24
Net realized and unrealized gain (loss) on investment transactions	.60

Total from investment operations	.84

Less Dividends:
Dividends from net investment income	(.23)

Net asset value, end of year	$9.41

Total Return(a):	9.69%
Ratios/Supplemental Data:
Net assets, end of year (000)	$18,375
Average net assets (000)	$17,575
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(b)	1.40%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	2.59%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

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Class C
Year Ended February 28/29,
2009	2008	2007	2006

$8.96	$8.85	$8.89	$9.06

.26	.32	.32	.29
(.15)	.12	(.01)	(.14)

.11	.44	.31	.15

(.27)	(.33)	(.35)	(.32)

$8.80	$8.96	$8.85	$8.89

1.23%	5.06%	3.62%	1.71%

$17,295	$10,548	$9,760	$11,597
$12,733	$9,285	$10,601	$13,109

1.44%	1.48%	1.48%	1.47%
.69%	.73%	.73%	.72%
2.96%	3.64%	3.75%	3.27%

See Notes to Financial Statements.

Prudential Government Income Fund, Inc.	47

Financial Highlights

continued

Class R
Year Ended February 28, 2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.79

Income from investment operations:
Net investment income	.26
Net realized and unrealized gain (loss) on investment transactions	.62

Total from investment operations	.88

Less Dividends:
Dividends from net investment income	(.26)

Net asset value, end of year	$9.41

Total Return(a):	10.09%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,565
Average net assets (000)	$2,868
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(b)	1.15%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	2.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(c)	Figure is actual and not rounded to the nearest thousand.
(d)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Class R
Year Ended February 28/29,
2009	2008	2007	2006

$8.95	$8.84	$8.88	$9.05

.28	.34	.37	.32
(.15)	.12	(.04)	(.15)

.13	.46	.33	.17

(.29)	(.35)	(.37)	(.34)

$8.79	$8.95	$8.84	$8.88

1.49%	5.34%	3.78%	2.06%

$2,028	$783	$730	$2,585 (c)
$1,328	$505	$225	$2,562 (c)

1.19%	1.23%	1.23%	1.22%
.69%	.73%	.73%	.72%
3.22%	3.86%	3.96%	3.51%

See Notes to Financial Statements.

Prudential Government Income Fund, Inc.	49

Financial Highlights

continued

Class Z
Year Ended February 28, 2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.76

Income from investment operations:
Net investment income	.30
Net realized and unrealized gain (loss) on investment transactions	.61

Total from investment operations	.91

Less Dividends:
Dividends from net investment income	(.30)

Net asset value, end of year	$9.37

Total Return(a):	10.55%
Ratios/Supplemental Data:
Net assets, end of year (000)	$95,895
Average net assets (000)	$97,887
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	.65%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	3.34%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

50	Visit our website at www.prudentialfunds.com

Class Z
Year Ended February 28/29,
2009	2008	2007	2006

$8.92	$8.81	$8.86	$9.02

.33	.39	.39	.36
(.16)	.11	(.02)	(.13)

.17	.50	.37	.23

(.33)	(.39)	(.42)	(.39)

$8.76	$8.92	$8.81	$8.86

1.98%	5.87%	4.29%	2.58%

$102,905	$108,618	$106,972	$98,073
$106,949	$106,827	$104,606	$92,789

.69%	.73%	.73%	.72%
.69%	.73%	.73%	.72%
3.73%	4.40%	4.50%	4.04%

See Notes to Financial Statements.

Prudential Government Income Fund, Inc.	51

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Government Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential Government Income Fund, Inc. (formerly Dryden Government Income Fund, Inc.) (hereafter referred to as the “Fund”), including the portfolio of investments, as of February 28, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2010

52	Visit our website at www.prudentialfunds.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (the “Code”), to advise you within 60 days of the Fund’s fiscal year end (February 28, 2010) as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended February 28, 2010, the Fund paid ordinary income dividends of $0.28 per share for Class A shares, $0.21 per share for Class B shares, $0.23 per share for Class C shares, $0.26 per share for Class R shares and $0.30 per share for Class Z shares.

For the fiscal year ended February 28, 2010, the Fund designates the maximum amount allowable but not less than 93.29% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distribution paid by a Fund with respect to Fund tax years beginning after December 31, 2009. Consequently, this provision expires with respect such distributions paid after Fund’s fiscal year.

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2010.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 18.33% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Prudential Government Income Fund, Inc.	53

Results of Proxy Voting

(Unaudited)

At a special meeting of shareholders held on March 9, 2010, Fund shareholders approved a proposal to elect Directors.

The individuals listed in the table below were elected as directors of the Fund. All directors, with the exception of Mr. Benjamin, served as directors to the Fund prior to the shareholder meeting.

Director	For	Withheld
Kevin J. Bannon	43,285,287.740	1,015,199.252
Linda W. Bynoe	43,165,995.114	1,134,491.412
Michael S. Hyland	43,182,397.183	1,118,089.343
Douglas H. McCorkindale	43,199,110.009	1,101,376.517
Stephen P. Munn	46,302,088.717	998,397.809
Richard A. Redeker	43,307,037.526	993,449.000
Robin B. Smith	43,213,370.773	1,087,115.753
Stephen G. Stoneburn	43,302,442.420	998,044.106
Judy A. Rice	43,308,069.537	992,416.989
Scott E. Benjamin	43,280,930.426	1,019,556.100

54	Visit our website at www.prudentialfunds.com

MANAGEMENT OF THE FUND

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Kevin J. Bannon (57) Board Member Portfolios Overseen: 57	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM-CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Prudential Government Income Fund, Inc.

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None

Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

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Interested Board Members (1)

Judy A. Rice (62) Board Member & President Portfolios Overseen: 57	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Scott E. Benjamin (36) Board Member & Vice President Portfolios Overseen: 55	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Government Income Fund, Inc.

Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years

Kathryn L. Quirk (57) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Andrew R. French (47) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Grace C. Torres, 1996; Valerie M. Simpson, 2007; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Noreen M. Fierro, 2006; Theresa C. Thompson, 2008.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Government Income Fund, Inc.

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/10
	One Year	Five Years	Ten Years	Since Inception
Class A	5.29%	3.80%	5.20%	—
Class B	4.54	3.80	4.98	—
Class C	8.69	4.23	5.18	—
Class R	10.09	4.52	N/A	4.58% (5/17/04)
Class Z	10.55	5.02	5.94	—

Average Annual Total Returns (Without Sales Charges) as of 2/28/10
	One Year	Five Years	Ten Years	Since Inception
Class A	10.25%	4.76%	5.69%	—
Class B	9.54	3.97	4.98	—
Class C	9.69	4.23	5.18	—
Class R	10.09	4.52	N/A	4.58% (5/17/04)
Class Z	10.55	5.02	5.94	—

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudentialfunds.com or by calling us at (800) 225-1825. The maximum initial sales charge is 4.50% (Class A shares). Gross operating expenses: Class A, 0.95%; Class B, 1.65%; Class C, 1.65%;

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Class R, 1.40%; Class Z, 0.65%. Net operating expenses apply to: Class A, 0.90%; Class B, 1.65%; Class C, 1.40%; Class R, 1.15%; Class Z, 0.65%, after contractual reduction through 6/30/2011 for Class A and Class R and 6/30/2010 for Class C.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Prudential Government Income Fund, Inc. (Class A shares) with a similar investment in the Barclays Capital Government Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 29, 2000) and the account values at the end of the current fiscal year (February 28, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Barclays Capital Government Bond Index is an unmanaged index of securities issued or backed by the U.S. government, its agencies, and instrumentalities with between one and 30 years remaining to maturity. It gives a broad look at how U.S. government bonds with such maturities have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of government securities funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2010, the Fund charged a maximum front-end sales charge of 4.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years, respectively, after the purchase and a 12b-1 fee of up to 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of up to 1.00%. Class R shares are not subject to a sales charge and are subject to a 12b-1 fee up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Prudential Government Income Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Government Income Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Government Income Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PGVAX	PBGPX	PRICX	JDRVX	PGVZX
CUSIP	74439V107	74439V206	74439V305	74439V503	74439V404

MF128E    0176842-00001-00

Item 2	–	Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3	–	Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4	–	Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2010 and February 28, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $33,000 and $29,366 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended February 28, 2010, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended February 28, 2009.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Prudential Government Income Fund, Inc.

By: (Signature and Title)	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date: April 28, 2010

By (Signature and Title)	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date: April 28, 2010